Exhibit 10.4
Motorola Long Range Incentive Plan (LRIP) of 2009

2009-2011 LRIP Performance Cycle

Performance Period	Three years from January 1, 2009-December 31, 2011

Performance Measure	Relative Total Shareholder Return (TSR)

TSR Defined as:
Ending stock price
Daily average during the final three months of the Performance Cycle
+ Value of reinvested dividends
= Total ending value
— Beginning stock price
Daily average during the three months preceding the Performance Cycle
= Total value created
÷ Beginning share price
Daily average during the three months preceding the Performance Cycle
= Total shareholder return

Peer Group	Alcatel-Lucent (ALU)	LM Ericsson Telephone Co. (ERIC)
	Apple Inc. (AAPL)	Microsoft Corporation (MSFT)
	Cisco Systems, Inc. (CSCO)	Nokia Corp. (NOK)
	Dell Inc. (DELL)	Nortel Networks Corp. (NRTLQ.PK)
	EMC Corporation (EMC)	Oracle Corp. (ORCL)
	Hewlett-Packard Company (HPQ)	QUALCOMM Inc. (QCOM)
	Intel Corporation (INTC)	Sun Microsystems Inc. (JAVA)
	International Business Machines Corp. (IBM)	Texas Instruments Inc. (TXN)

Payout Scale	TSR Rank	Payout Factor
	1	200%
	2	200%
	3	190%
	4	170%
	5	150%
	6	140%
	7	125%
	8	110%
	9	100%
	10	75%
	11	50%
	12	25%
	13	0%
	14	0%
	15	0%
	16	0%
	17	0%